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                                                                    EXHIBIT 23.3


                                LAW OFFICES OF
   4000 BELL ATLANTIC        DECHERT PRICE & RHOADS       477 MADISON AVENUE
         TOWER                                          NEW YORK, NY 10022-5891
    1717 ARCH STREET                                         (212) 326-3500
PHILADELPHIA, PA 19103-2793
      (215) 994-4000
                        PRINCETON PIKE CORPORATE CENTER     TEN POST OFFICE
1500 K STREET, N.W.             P.O. BOX 5218                SQUARE - SOUTH
   WASHINGTON, DC          PRINCETON, NJ 08543-5218       BOSTON, MA 02109-4603
     20005-1208                                              (617) 728-7100
   (202) 626-3300
                                                           65 AVENUE LOUISE
THIRTY NORTH THIRD STREET                                1050 BRUSSELS, BELGIUM
HARRISBURG, PA 17101-1603   TELEPHONE: (609) 520-3200       (32-2) 535-5411
   (717) 237-2000
                               FAX: (609) 520-3259       TITMUSS SAINER DECHERT
                                                            2 SERJEANTS' INN
NEW JERSEY RESIDENT PARTNERS   FOR HAND DELIVERIES     LONDON EC4Y 11T, ENGLAND
  ALLEN BLOOM, PH.D.                                       (44-71) 583-5353
  TODD D. JOHNSTON       PRINCETON PIKE CORPORATE CENTER
  JAMES J. MARINO       997 LENOX DRIVE, BLDG. 3, SUITE 210
  A. PATRICK NUCCIARONE      LAWRENCEVILLE, NJ 08648
  GEORGE G. O'BRIEN
  GIL C. TILY
  JAY L. ZAGOREN

                                                          March 17, 1995

  The Liposome Company, Inc.
  1 Research Way
  Princeton, NJ 08540

                      Re: The Liposome Company, Inc.
                              Registration Statement on Form S-3

  Ladies and Gentlemen:

    We hereby consent to the reference to our name in the Prospectus included in the Registration Statement under the caption "Experts".

                                        Very truly yours,

                                        /s/ Dechert Price & Rhoads